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                                                                    Exhibit 23


                     CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-59585, 33-62993, 333-01295, 333-00803 and 333-00247) of Buffton Corporation of our report dated November 15, 1996 appearing on page F-2 of this Form 10-K.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP



Fort Worth, Texas
December 13, 1996